Debt (Tables)	6 Months Ended
Jun. 30, 2011
Debt [Abstract]
Debt
Total debt outstanding was comprised of the following:

(in thousands)	June 30, 2011	December 31, 2010
5.0% senior, unsecured notes due December 15, 2012, net of discount, including cumulative change in fair value of hedged debt: 2011 - $1,383 increase; 2010 - $4,879 increase	$86,152	$284,843
5.125% senior, unsecured notes due October 1, 2014, net of discount, including cumulative change in fair value of hedged debt: 2011 - $499 increase	253,814	263,279
7.375% senior notes due June 1, 2015	200,000	200,000
7.0% senior notes due March 15, 2019	200,000	-
Long-term portion of debt	739,966	748,122
Amounts drawn on credit facility	13,000	7,000
Total debt	$752,966	$755,122

Credit facility
The daily average amount outstanding under our credit facility during the six months ended June 30, 2011 was $11.8 million at a weighted-average interest rate of 3.01%. As of June 30, 2011, $13.0 million outstanding under our credit facility at a weighted-average interest rate of 3.30%. During 2010, the daily average amount outstanding under our credit facility was $50.0 million at a weighted-average interest rate of 3.20%. As of December 31, 2010, $7.0 million was outstanding at a weighted-average interest rate of 5.25%. As of June 30, 2011, amounts were available for borrowing under our credit facility as follows:

(in thousands)	Total available
Credit facility commitment	$200,000
Amounts drawn on credit facility	(13,000)
Outstanding letters of credit	(8,762)
Net available for borrowing as of June 30, 2011	$178,238